FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2013 ( March 29, 2013)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 29, 2013, Essex Property Trust, Inc. (“Essex”) entered into seven separate equity distribution agreements (collectively, the “Equity Distribution Agreements”) with the following parties, respectively:

•	Cantor Fitzgerald & Co.
•	Barclays Capital Inc.
•	BMO Capital Markets Corp.
•	BNP Paribas Securities Corp.
•	Citigroup Global Markets Inc.
•	Liquidnet, Inc.
•	Mitsubishi UFJ Securities (USA), Inc.

Essex entered into the Equity Distribution Agreements for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time pursuant to our automatic shelf registration statement on Form S-3 filed on March 27, 2013, and prospectus supplement filed on March 29, 2013. Essex may offer up to an aggregate of 5,000,000 shares of common stock pursuant to all of the Equity Distribution Agreements.  Essex may offer and sell shares from time to time through the above entities, as agents or principals.

A copy of the form of the Equity Distribution Agreement is filed as Exhibit 10.1 to this report as set forth Item 9.01(d) below, and such exhibit is incorporated herein by reference. The Equity Distribution Agreements with the parties listed above are substantially identical in all material respects to this form, except as to the parties, and are omitted from exhibits filed herewith in reliance on instruction 2 to Item 601 of Regulation S-K, and the registrant will file executed copies of the omitted exhibits if so requested by the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of Equity Distribution Agreement between Essex Property Trust, Inc. and various entities, dated March 29, 2013

Schedule of omitted agreements executed on March 29, 2013 referred to in Item 1.01 above:

•	Essex Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Barclays Capital Inc., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and BMO Capital Markets Corp., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Citigroup Global Markets, Inc., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Liquidnet, Inc., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and Mitsubishi UFJ Securities (USA), Inc., dated March 29, 2013
•	Equity Distribution Agreement between Essex Property Trust, Inc. and BNP Paribas Securities Corp., dated March 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer
Date:  April 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer
Date:  April 2, 2013